Exhibit 32.1


                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

        In connection with the Annual Report on Form 10-KSB of North Shore Capital IV, Inc., (the "Company") for the period ended December 31, 2003, filed with the Securities and Exchange Commission (the "Report"), I, Gerard Werner, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the consolidated financial condition of the Company as of the dates presented and consolidated results of operations of the Company for the periods presented.

Dated: October 11, 2005


/s/ Gerard Werner
Chief Executive Officer
October 11, 2005



This certification has been furnished solely pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.